Regency Energy Partners LP
Citi MLP Conference
August 22 – 23, 2012







Forward-Looking Statements and Other Disclaimers

This presentation includes “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give any assurance that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include: volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for Regency Energy Partners LP (Partnership) as well as for producers connected to the Partnership’s system and its customers, the level of creditworthiness of, and performance by the Partnership’s counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership’s ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking statements.

These and other risks, and uncertainties are discussed in more detail in filings made by the Partnership with the Securities and Exchange Commission, which are available to the public. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

We also use non-GAAP financial measures in this presentation. Reconciliations of these non-GAAP financial measures to our GAAP financial statements are included in the Appendix. These non-GAAP measures should not be considered as a substitute for GAAP financial measures.

Integrated Midstream Platform

- Regency's diverse portfolio of services generates solid results while offering complete midstream services to producers



Natural Gas Services
Natural Gas Production
Contract Services
Gathering & Dehydration
Processing & Treating
Residue Gas
Raw NGL Mix
Natural Gas Transportation
Utilities
Residential
Industrial
NGL Logistics
NGL Transportation
NGL Fractionation
Ethane
Propane
Butanes
Pentanes+
NGL Storage & Distribution
Chemical Plants
Refineries
Propane Distributors
Marketing

Strategically Located Assets

REGENCY ENERGY PARTNERS

➤ Drilling activity in liquids-rich plays continues to be the primary driver for our business; most notably around our assets in west and south Texas and in northern Louisiana

Asset Summary[1]	
Gathering Pipeline	6,231 miles
Treating/Processing Plants[2]	12
Transportation Pipeline[3]	950 miles
Contract Compression (HP)[4]	825,000
Contract Treating (GPM)	3,773
NGL Pipeline[5]	1,400 miles
NGL Fractionation[5]	25,000 Bbls/d
NGL Storage[5] (Brine Pond Capacity)	48 MMBbls/d (23 MMBbls/d)

Growth Opportunities



Marcellus/Utica
Compression
PA
Mississippian Shale
Gathering & Processing
KS
Fayetteville Shale
Compression
Treating
Permian/Avalon/ Bone Spring
Gathering & Processing
Compression
Treating
NGL Logistics
Barnett Shale
Compression
Treating
OK
AR
MS
Cotton Valley/ Haynesville/ Brown Dense
Gathering & Processing
Compression
Treating
TX
LA
Southern Louisiana
Compression
Treating
Eagle Ford Shale
Gathering & Processing
Compression
Treating
NGL Logistics
MAP LEGEND
Compression & Treating Operating Base
Gathering System
Regency Intrastate Gas System (RIGS)
Lone Star NGL*
Midcontinent Express Pipeline*
Regency Regional Offices
Regency Corporate Dallas Headquarters
Regency Gas Treating/Processing Facility
Lone Star NGL Facility*
*Via joint venture interest

1 As of June 30, 2012
2 Operated within Regency's Gathering & Processing Segment
3 Via Haynesville Joint Venture, in which Regency has a 49.99% interest and MEP Joint Venture, in which Regency has a 50% interest. Also includes Gulf States Transmission, a 10-mile interstate pipeline
4 Includes intersegment horsepower
5 Via Lone Star Joint Venture, in which Regency has a 50% interest

Second-Quarter Performance

- Adjusted EBITDA increased 12% to $115 million for the second quarter of 2012, compared to the second quarter of 2011

Adjusted EBITDA[1]



$ in millions
$160
$140
$120
$100
$80
$60
$40
$20
$0
$103
$112
$115
$134
$115
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012

Highlights by Segment	
Gathering and Processing	Adjusted segment margin increased by 23% to $65 million in the second quarter of 2012 compared to $53 million in the second quarter of 2011
Joint Ventures[1]	Adjusted EBITDA was $59 million for the second quarter of 2012, compared to $55 million for the second quarter of 2011
Contract Compression	Revenue generating horsepower, including intersegment horsepower increased to 825,000 for the second quarter of 2012, compared to 811,000 for the second quarter of 2011
Contract Treating	Revenue generating GPM increased to 3,773 for the second quarter of 2012, compared to 3,368 for the second quarter of 2011

1. Represents Regency's proportionate share of Haynesville Joint Venture (49.99%), MEP Joint Venture (50%) and Lone Star Joint Venture (30%)

Proven Business Model

- Diversified asset portfolio is generating the strongest organic growth opportunities since our IPO

Acquisition Capital



$ in millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$349
$64
$934
$63
$870
$593
2006
2007
2008
2009
2010
2011
Step-Out Acquisitions
Bolt-On Acquisitions

Provides Platform For Organic Growth

Organic Growth Capital



$ in millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$122
$78
$355
$150
$299
$407
$800
2006
2007
2008
2009
2010
2011
2012E[1]
Growth Capital

Expanding organic growth profile is expected to increase margins and distributions over time

1 Represents midpoint of growth capital guidance range of $775 – $825 million; as of June 30, 2012

Gathering & Processing Expansion Plans

- Potential to develop assets in emerging shale plays located near existing assets that are beginning to require gathering and processing infrastructure



CO
KS
OK
AR
MS
AL
TX
LA
Mississippian Shale
• Assets positioned in stable, mature play with potential for growth as activity stretches toward system
Haynesville/Brown Dense
• As Cotton Valley drilling picks up, expect to expand processing capacity in 2013 and pursue opportunities to extend into emerging Brown Dense area
Avalon/Bone Spring/Permian
• Given strong activity around assets, expect to expand processing capacity in 2013
Eagle Ford Shale
• Close to filling existing processing capacity and looking at expansion opportunities for 2013

Growth Projects

- **Eagle Ford Expansion**
  - Approximately $490 million project to provide gas and condensate gathering services
  - Project to be phased in over next three years with entire expansion in service in early 2014
- **Edwards Lime JV Expansion[1]**
  - Expansion will increase system capacity to 160 MMcf/d and provide for additional crude transportation and stabilization capacity of 17,000 Bbls/d
  - Regency's costs are expected to total $90 million
  - Expected completion: Q4 2012
- **Ranch JV Expansion[2]**
  - $35 million project includes construction of a 25 MMcf/d refrigeration plant which was operational as of June and a 100 MMcf/d cryogenic processing plant which is expected online in Q4 2012
- **Tilden Expansion**
  - $40 million expansion will provide incremental 60 MMcf/d of treating capacity
  - Expected completion: 2013

1 Represents Regency's 60% share; total project costs are expected to total $150 million
2 Represents Regency's 33.33% share; total projects costs are expected to total $100 million

Lone Star Expansion Plans

- Lone Star growth projects will help address high demand for NGL transportation and processing


CO
KS
OK
TX
LA
MS
AL

West Texas Gateway NGL Pipeline

- Dramatic increase in drilling in the Permian Basin has highlighted the need for additional NGL takeaway capacity from west Texas

Refinery Services

- Pursuing expansion opportunities for the Refinery Services business to help refiners maximize operations

West Texas Gateway NGL Pipeline

- Provides access to new liquid takeaway and fractionation in the Eagle Ford Shale to enhance probability of installation of new processing facilities

Mont Belvieu

- Mont Belvieu assets positioned to expand as demand for fractionation capacity increases in the area
- Working to optimize storage mix at Mont Belvieu

Mont Belvieu Fractionator 1 – Highlights	
Capacity (Bbls/d)	100,000
Contracting Status	Fully Contracted

- Additional Y-grade liquids storage facilities to be developed
- $118 million project is on budget and on schedule to be in service in Q1 2013[1]

West Texas Gateway NGL Pipeline – Highlights	
Capacity (Bbls/d)	209,000
Miles of Pipeline	570
Contracting Status	75%

- $275 million project is on budget and on schedule to be in service in Q1 2013[1]

Mont Belvieu Fractionator 2 – Highlights	
Capacity (Bbls/d)	100,000
Contracting Status	65%

- $105 million project is on budget and on schedule to be in service in Q1 2014[1]

Expect majority of the remaining capacity of Gateway NGL Pipeline and Frac 2 to be contracted by the end of 2012

1. Represents Regency's 30% share; total projects costs are $390 million, $917 million and $350 million, respectively

Contract Compression Growth Opportunities

➢ Horsepower additions in liquids-rich plays are beginning to overcome declines in dry gas regions



Barnett/Haynesville
Fayetteville & Marcellus/Utica
Permian/Avalon/ Bone Spring
Eagle Ford Shale
Gulf Coast
Northwest Region
North Region
Central Region
Gulf Coast Region
Southwest Region

Opportunities
➢ Approximately 70% of horsepower was placed in oil and liquids-rich plays in Q2 2012[1]
➢ Increasing demand for compression in Eagle Ford shale, Permian/Avalon/Bone Spring formation and in southern Louisiana
➢ Continue to see growth in Marcellus shale and will be setting first units in the Utica shale in Q3 2012

1 As of June 30, 2012

Contract Treating Growth Opportunities

REGENCY ENERGY PARTNERS

- Continue to make upgrades to treating fleet and diversify product line to move with shift to liquids-rich plays



Permian/Avalon/ Bone Spring
Eagle Ford Shale
Marcellus/Utica Shales

Opportunities
Increasing demand in Eagle Ford Shale for treaters capable of handling sour gas with high levels of H_2S
Expanding services to include condensate stabilization First two stabilizers are expected to begin generating revenue by end of October
Increasing demand for treating services in west Texas

Maintain Stable Cash Flows: Business Mix

- Goal is to maintain more than 80% fee-based margins

Adjusted Total Segment Margin


FY 2009
FY 2010
FY 2011
FY 2012E
2%
27%
71%
3%
21%
76%
6%
11%
83%
9%
9%
82%
Fee-based
Hedged Commodity
Un-hedged Commodity

Concluding Thoughts

➢ Regency is well positioned to deliver distribution growth and achieve investment grade ratings over time[1]

Integrated Midstream Platform	➢ Strategic location of assets and diverse portfolio of services provide attractive options for producers
Fee-Based Cash Flows	➢ Diversity of cash flows reduces volatility and provides more predictable cash flow stream
Organic Growth Opportunities	➢ Announced growth projects are laying the foundation for future opportunities
Acquisition Opportunities	➢ Management continues to consider strategic acquisitions to expand Regency's footprint
Strong General Partner	➢ Supportive relationship with Energy Transfer Equity which we believe will enable further growth

Nearly half of Regency's announced expansion projects are expected to come online by the first half of 2013, generating additional earnings and volume growth

1. Investment grade metrics and the applicable criteria are solely determined by the rating agencies

Appendix



Maintain Stable Cash Flows: DCF Sensitivities

DCF Sensitivity to Commodity Price Changes - 2012[1]

Change in Natural Gas Price ($/MMbtu) \ Change in WTI Price ($/BBls)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (3.8)M	$ (1.5)M	$ 1.2M
Flat	$ (2.3)M	$ 0	$2.3M
Increase $1.00	$ (0.8)M	$1.5M	$ 3.8M

- Regency has length in natural gas due to a concerted effort to minimize "keep-whole" exposure
- A $10.00 per BBls movement in crude along with the same percentage change in NGL pricing would result in a $2.3 million change in Regency's forecasted 2012 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $1.5 million change in Regency's forecasted 2012 DCF
- $0.05/lb change in the price of olefins (ethylene & propylene) would result in a $0.9 million change in 2012 DCF

1 Sensitivities are for the balance of 2012

Gathering and Processing Segment

- Throughput volumes increased nearly 30% from the second quarter of 2011 to the second quarter of 2012, primarily driven by growth in south and west Texas and north Louisiana
- NGL gross production increased approximately 33% from the second quarter of 2011 to the second quarter of 2012



Adjusted Segment Margin
Segment Margin ($ in millions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
$53
$65
$64
$70
$65
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012



Throughput and NGL Gross Production
Throughput MMBtu/d (000's)
NGL Gross Production (Bbls/d (000's)
1,500
1,400
1,300
1,200
1,100
1,000
900
800
700
600
500
60
50
40
30
20
10
0
1,063
1,293
1,350
1,387
1,380
28
35
36
38
37
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Gathering & Processing Throughput
NGL Gross Production

Joint Ventures Segment

- Adjusted EBITDA for the Joint Ventures segment increased from the second quarter of 2011 to the second quarter of 2012

Joint Ventures Segment Adjusted EBITDA[1]



$ in millions
$70
$60
$50
$40
$30
$20
$10
$0
$55
$56
$58
$57
$59
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Haynesville JV
MEP JV²
Lone Star JV

1 Includes Regency's proportionate ownership share of adjusted EBITDA
2 Regency increased its ownership interest in MEP by 0.01% to 50% during the third quarter of 2011

Contract Compression Segment

- Increased producer activity in liquids-rich plays is overcoming horsepower declines in dry-gas regions


Segment Margin
Segment Margin ($ in millions)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$3
$3
$4
$4
$4
$34
$35
$35
$35
$34
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
External Segment Margin
Intercompany Segment Margin


Revenue Generating Horsepower
Horsepower (in thousands)
900
800
700
600
500
400
300
200
100
0
53
67
69
82
86
758
769
777
761
739
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
External Horsepower
Intercompany Horsepower

Contract Treating Segment

- Focusing on accommodating shift to liquids-rich regions



Contract Treating Revenue Generating GPM
Revenue Generating GPM
Segment Margin ($ in millions)
4,000
3,800
3,600
3,400
3,200
3,000
2,800
2,600
2,400
2,200
2,000
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
3,368
3,468
3,465
3,370
3,773
$8
$7
$8
$8
$7
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Revenue Generating GPM
Segment Margin

Maintain Stable Cash Flows: Comprehensive Hedging Program

- Utilize a comprehensive hedging program to mitigate exposure



C2 to C4 Equity Production vs. Hedged
Bbl/d
5,000
4,000
3,000
2,000
1,000
-
84%
81%
64%
65%
17%
7%
4%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Equity Production
Hedge Volume



C5+/Condensate Equity Production vs. Hedged
Bbl/d
1,000
800
600
400
200
-
57%
53%
73%
73%
36%
30%
30%
30%
15%
15%
15%
15%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Equity Production
Hedge Volume



Natural Gas Production vs. Hedged
MMBtu/d
25,000
20,000
15,000
10,000
5,000
-
28%
31%
47%
46%
48%
48%
47%
50%
27%
27%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Equity Production
Hedge Volume

- For 2012, approximately 18% of Regency's segment margin is currently subject to commodity exposure, of which approximately 9% is hedged

Maintain Stable Cash Flows: Comprehensive Hedging Program

REGENCY ENERGY PARTNERS

Executed Hedges by Product[1]

	2012		2013		2014	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Ethane Swaps	762	$0.47			-	-
Ethane Puts[2]	302	$0.67			-	-
Propane	803	$1.14	67	$1.31	-	-
Normal Butane	483	$1.54	226	$1.83	-	-
Natural Gasoline	245	$2.01	20	$2.27	-	-
	Bbls/d	Price ($/BBls)	Bbls/d	Price ($/BBls)	Bbls/d	Price ($/BBls)
WTI	638	$92.47	419	$100.78	201	$98.17
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas	6,000	$5.03	9,000	$3.65	1,984	$3.93

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon
[1]As of June 30, 2012
[2]Approximately 9.25¢/gallon and 9.875¢/gallon were spent respectively for Q3 2012 and Q4 2012 in Ethane Put Option premiums

Non-GAAP Reconciliation

	Three Months Ended				
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
	($ in thousands)				
Net income	$ 29,327	$ 28,900	$ 13,628	$ 30,949	$ 14,837
Add (deduct):					
Interest expense, net	27,934	29,557	28,926	28,852	24,689
Depreciation and amortization	45,132	51,506	45,959	41,956	40,503
Income tax expense (benefit)	38	51	454	(189)	102
EBITDA (1)	$ 102,431	$ 110,014	$ 89,027	$ 101,568	$ 80,131
Add (deduct):					
Non-cash (gain) loss from commodity and embedded derivatives	(21,862)	(2,115)	2,230	(15,056)	(803)
Unit-based compensation expenses	1,005	1,289	923	891	875
Loss (gain) on asset sales, net	1,548	36	(2,422)	(131)	153
Loss on debt refinancing, net	7,820	-	-	-	-
Income from unconsolidated affiliates	(34,185)	(31,958)	(32,619)	(30,946)	(32,167)
Partnership's ownership interest in unconsolidated affiliates' adjusted EBITDA (2)(3)(4)(5)	59,163	57,218	57,572	56,128	55,413
Other expense, net	(649)	(434)	189	(178)	(146)
Adjusted EBITDA	$ 115,271	$ 134,050	$ 114,900	$ 112,276	$ 103,456

(1) Earnings before interest, taxes, depreciation and amortization.

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Net income Haynesville Joint Venture	$ 26,222	$ 22,622	$ 24,483	$ 24,282	$ 30,265
Add (deduct):					
Depreciation and amortization	9,108	9,094	9,084	9,100	8,664
Interest expense, net	460	480	463	395	251
Other expense, net	-	-	-	5	-
Haynesville Joint Venture's Adjusted EBITDA	$ 35,790	$ 32,196	$ 34,030	$ 33,782	$ 39,180
Ownership interest	49.99%	49.99%	49.99%	49.99%	49.99%
Partnership's interest in Haynesville Joint Venture's Adjusted EBITDA	$ 17,891	$ 16,095	$ 17,012	$ 16,885	$ 19,586

(3) 100% of MEP Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Net income MEP Joint Venture	$20,377	$ 21,494	$ 22,655	$ 21,998	$ 20,276
Add:					
Depreciation and amortization	17,357	17,364	17,362	17,401	17,398
Other expense	12,899	12,894	12,892	12,855	12,913
MEP Joint Venture's Adjusted EBITDA	$ 50,633	$ 51,752	$ 52,909	$ 52,254	$ 50,587
Ownership interest	50%	50%	50%	50%	49.90%
Partnership's interest in MEP Joint Venture's Adjusted EBITDA	$ 25,317	$ 25,876	$ 26,455	$ 26,091	$ 25,243

(4) 100% of Lone Star Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Net income Lone Star Joint Venture	$ 41,220	$ 37,881	$ 35,049	$ 30,952	$ 27,958
Add (deduct):					
Depreciation and amortization	12,635	12,270	12,205	12,904	7,139
Other (income) expense, net	(673)	673	(237)	(16)	185
Lone Star Joint Venture's Adjusted EBITDA	$ 53,182	$ 50,824	$ 47,017	$ 43,840	$ 35,282
Ownership interest	30%	30%	30%	30%	30%
Partnership's interest in Lone Star Joint Venture's Adjusted EBITDA	$ 15,954	$ 15,247	$ 14,105	$ 13,152	$ 10,584

We acquired a 30% interest in Lone Star Joint Venture in May 2011.

(5) 100% of Ranch Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Net loss Ranch Joint Venture	$ (51)	$ (24)	$ -	$ -	$ -
Add (deduct):					
Depreciation and amortization	55	-	-	-	-
Ranch Joint Venture's Adjusted EBITDA	$ 4	$ (24)	$ -	$ -	$ -
Ownership interest	33%	33%	33%	33%	0%
Partnership's interest in Ranch Joint Venture's Adjusted EBITDA	$ 1	$ -	$ -	$ -	$ -

We acquired a 33.33% interest in Ranch Joint Venture in December 2011.

Non-GAAP Reconciliation

	Three Months Ended				
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
			($ in thousands)		
Net income	$ 29,327	$ 28,900	$ 13,628	$ 30,849	$ 14,837
Add (deduct):					
Operation and maintenance	38,992	40,981	42,025	37,950	33,996
General and administrative	16,476	15,695	13,510	17,350	17,551
Loss (gain) on asset sales, net	1,548	36	(2,422)	(131)	153
Depreciation and amortization	45,132	51,506	45,989	41,956	40,503
Income from unconsolidated affiliates	(34,185)	(31,958)	(32,619)	(30,946)	(32,167)
Interest expense, net	27,934	29,557	28,926	28,852	24,689
Loss on debt refinancing, net	7,820	-	-	-	-
Other income and deductions, net	(7,921)	(16,522)	2,796	(15,050)	(2,641)
Income tax expense (benefit)	38	51	484	(89)	102
Total Segment Margin	125,161	118,246	112,317	110,741	97,023
Non-cash (gain) loss from commodity derivatives	(13,953)	(1,619)	(551)	174	2,147
Adjusted Total Segment Margin	$ 111,208	$ 116,627	$ 111,766	$ 110,915	$ 99,170
Gathering and Processing Segment Margin	$ 79,416	$ 71,335	$ 64,452	$ 64,716	$ 50,495
Non-cash (gain) loss from commodity derivatives	(13,953)	(1,619)	(551)	174	2,147
Adjusted Gathering and Processing Segment Margin	65,463	69,716	63,901	64,890	52,642
Contract Compression Segment Margin	38,015	38,986	39,203	37,957	36,973
Contract Treating Segment Margin	7,241	7,883	7,862	6,642	7,701
Corporate & Others Segment Margin	5,497	4,648	4,702	4,767	4,762
Inter-segment Eliminations	(5,008)	(4,606)	(3,902)	(3,341)	(2,908)
Adjusted Total Segment Margin	$ 111,208	$ 116,627	$ 111,766	$ 110,915	$ 99,170